Reconciliation of the Numerator and Denominator used in Computing Basic and Diluted Net Loss Per Share (Detail) (USD $) In Thousands, except Share data, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Numerator:
Net loss	$ (20,454)	$ (11,847)	$ (17,708)	$ (10,932)	$ (12,768)
Accretion of mandatorily redeemable convertible preferred stock	(4,653)	(5,515)	(7,533)	(5,251)	(4,351)
Net loss attributable to common stockholders	$ (25,107)	$ (17,362)	$ (25,241)	$ (16,183)	$ (17,119)
Denominator:
Weighted-average common shares outstanding-basic and diluted	5,292	340	355	323	316